Exhibit 10.9

SECOND MODIFICATION AND LENDER JOINDER AGREEMENT

DATE:    October 17, 2014

PARTIES:    Borrower:    COLE OPERATING PARTNERSHIP V, LP, a
Delaware limited partnership

Administrative Agent    JPMORGAN CHASE BANK, N.A. for the Lenders:

Lenders:

Existing Lender:    JPMORGAN CHASE BANK, N.A.

New Lenders:    BANK OF AMERICA, N.A.

CAPITAL ONE, N.A.

RECITALS

A. Existing Lender has extended to Borrower a credit facility ("Loan") in a maximum principal amount not to exceed $50,000,000.00 (subject to potential increases up to an aggregate maximum principal amount of $750,000,000.00 as set forth in the Credit Agreement defined below) at any time pursuant to that certain Credit Agreement dated as of April 25, 2014, among Borrower, Administrative Agent and the Lenders defined therein, as modified by the First Modification Agreement dated September 24, 2014 (the "Credit Agreement"), and evidenced by the Notes. The unpaid principal of the Loan as of October 16, 2014, was $48,500,000.00. All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement.

B. The Loan is secured by 100% of the Equity Interest in each Subsidiary Guarantor, pursuant to the Loan Documents.

C. The Continuing Guaranty executed April 25, 2014, by Cole Credit Property Trust V, Inc., a Maryland corporation and Cole AA Fairmont NC, LLC, a Delaware limited liability company, Cole DG Moundridge KS, LLC, a Delaware limited liability company, and Cole DG Logansport IN, LLC, a Delaware limited liability company together with each Counterpart Agreement Re: Continuing Guaranty executed by the respective Subsidiary Guarantor identified on Schedule 1 attached hereto (severally and collectively, the "Guaranty") were delivered to Administrative Agent for the benefit of the Lenders.

D. Borrower has requested an increase in the Aggregate Revolving Commitment in the amount of $250,000,000.00 in accordance with the provisions of Section 2.14 of the Credit Agreement and has requested that Administrative Agent and the Lenders modify the Loan and the Loan Documents as provided herein. New Lenders have agreed to provide Revolving Commitments under the Credit Agreement, as provided herein. Administrative Agent and the Existing Lender are willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent and the New Lenders agree as follows:

SECTION 1. ACCURACY OF RECITALS.

Borrower acknowledges the accuracy of the Recitals.

SECTION 2. MODIFICATION OF LOAN DOCUMENTS.

2.1 The definition of "Aggregate Revolving Commitments" set forth in Section 1.01 of the Credit Agreement is hereby modified in its entirety to read as follows:

“Aggregate Revolving Commitments” means the Revolving Commitments of all the Revolving Lenders. The aggregate principal amount of the Aggregate Revolving Commitments in effect on October 17, 2014, is THREE HUNDRED MILLION and No/100 DOLLARS ($300,000,000.00).

2.2 Schedule 2.01 attached to the Credit Agreement is hereby replaced with Schedule 2.01 attached hereto as Exhibit A (the "Revised Schedule 2.01") and by this reference incorporated herein and therein.

2.3    This Second Modification and Lender Joinder Agreement (this "Agreement")
shall constitute one of the Loan Documents as that term is defined in the Credit Agreement.

2.4 Each reference in the Loan Documents to any of the Loan Documents is hereby modified to be a reference to such document as modified herein.

2.5    The Increase Effective Date is the date of this Agreement.

SECTION 3. JOINDER OF NEW LENDER.

3.1 Each New Lender agrees that as of the date hereof, such New Lender will have a Revolving Commitment in the amount set forth opposite its name on Revised Schedule 2.01 attached hereto. The parties acknowledge, agree and confirm that each New Lender shall from and after the date hereof be deemed to be a party to the Credit Agreement and a "Lender" for all purposes under the Credit Agreement and the other Loan Documents, and shall have all the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents as if such New Lender had executed the Credit Agreement.

SECTION 4. RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

SECTION 5. BORROWER REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Administrative Agent and the Lenders:

5.1    No Default exists under the Loan Documents.

5.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Administrative Agent in connection with the Loan from the most recent financial statement received by Administrative Agent.

5.3 All representations and warranties made by Borrower and set forth in the Loan Documents are true and correct in all material respects on the date hereof, except to the extent such representations and warranties refer to an earlier date, in which case they shall be true and correct, in all material respects, as of such earlier date.

5.4 As of the date hereof, Borrower knows of no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

5.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms, subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and by equitable principles of general application.

5.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

SECTION 6. CONDITIONS PRECEDENT.

The agreements of Administrative Agent and the Lenders and the modifications contained herein shall not be binding upon Administrative Agent or the Lenders until Administrative Agent and Lenders have executed and delivered this Agreement, and Administrative Agent (or a New Lender, where applicable) has received, at Borrower's expense (except with respect to Section 6.9 below), all of the following, all of which shall be in form and content satisfactory to Administrative Agent and shall be subject to approval by Administrative Agent:

6.1    An original of this Agreement fully executed by Borrower;

6.2 An original of the attached Consent and Agreement of Guarantor fully executed by Guarantors;

6.3 An original of the attached Consent and Agreement of each Subordinated Creditor fully executed by Advisor (defined in the Advisor Fee Subordination Agreement) and by Series C, LLC;

6.4    An original Revolving Note in favor of Bank of America, N.A.;

6.5    An original Revolving Note in favor of Capital One, N.A.;

6.6    An original of the Administrative Questionnaire fully executed by each New
Lender;

6.7    An opinion of counsel to the Loan Parties acceptable to Administrative Agent;

6.8    Payment by Borrower of fees required under the Fee Letter;

6.9 Payment by each New Lender to Administrative Agent for the benefit of the Existing Lender an amount equal to thirty-three and one-third percent (33.333333333%) of the outstanding principal amount of the Committed Revolving Loans on the date of this Agreement to be paid to the Existing Lender;

6.10 Such other documents as Administrative Agent may reasonably require relating to the existence and good standing of Borrower, and the authority of any person executing this Agreement or other documents on behalf of Borrower; and

6.11 Payment of all reasonable out-of-pocket external costs and expenses incurred by Administrative Agent in connection with this Agreement (including, without limitation, outside attorneys costs, expenses, and fees).

SECTION 7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.

The Loan Documents as modified herein contain the complete understanding and agreement of Borrower, Administrative Agent and the Lenders in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except as provided in the Credit Agreement. The terms of this Agreement shall control with respect to any inconsistencies, conflicts or ambiguities between or among the Agreement and the other Loan Documents.

SECTION 8. BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower, Administrative Agent and the Lenders and their permitted successors and assigns.

SECTION 9. CHOICE OF LAW.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 10. COUNTERPART EXECUTION.

This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signatures on Following Pages]

DATED as of the date first above stated.

BORROWER:

COLE OPERATING PARTNERSHIP V, LP, a
Delaware limited partnership, as Borrower

By:	By: Cole Credit Property Trust V, Inc., a
Maryland corporation, its general partner

By: /s/ Simon J. Misselbrook
Name: Simon J. Misselbrook
Title: Chief Financial Officer and
Treasurer

ADMINISTRATIVE AGENT: JPMORGAN CHASE BANK, N.A.

By: /s/ Ryan M. Dempsey
Name: Ryan M. Dempsey
Title: Authorized Officer

EXISTING LENDER: JPMORGAN CHASE BANK, N.A.

By: /s/ Ryan M. Dempsey     Name: Ryan M. Dempsey
Title: Authorized Officer

QB\30126796.7    -6-

NEW LENDERS:

BANK OF AMERICA, N.A.

By:    /s/ Dennis Kwan
Name:     Dennis Kwan
Title:     Vice President

CAPITAL ONE, NATIONAL ASSOCIATION

By:    /s/ Frederick H. Denecke
Name:    Frederick H. Denecke
Title:    Senior Vice President